UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2020

INVESCO DB MULTI-SECTOR COMMODITY TRUST
(Registrant)

INVESCO DB ENERGY FUND; INVESCO DB OIL FUND; INVESCO DB PRECIOUS METALS FUND; INVESCO DB GOLD FUND; INVESCO DB SILVER FUND; INVESCO DB BASE METALS FUND; INVESCO DB AGRICULTURE FUND
(Co-Registrants)
(Exact name of registrant as specified in its charter)

Delaware	001-33229; 001-33240; 001-33242; 001-33244; 001-33231; 001-33234; 001-33236; and 001-33238
87-0778060 (Invesco DB Energy Fund)
87-0778062 (Invesco DB Oil Fund)
87-0778065 (Invesco DB Precious Metals Fund)
87-0778067 (Invesco DB Gold Fund)
87-0778072 (Invesco DB Silver Fund)
87-0778075 (Invesco DB Base Metals Fund)
87-0778078 (Invesco DB Agriculture Fund)

(State or other jurisdiction of incorporation)	(Commission File Numbers)	(I.R.S. Employer Identification Nos.)

c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, Illinois	60515
(Address of principal executive offices)	(Zip Code)

(800) 983-0903
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units of Beneficial Interest	DBE	NYSE Arca, Inc
Common Units of Beneficial Interest	DBO	NYSE Arca, Inc
Common Units of Beneficial Interest	DBP	NYSE Arca, Inc
Common Units of Beneficial Interest	DGL	NYSE Arca, Inc
Common Units of Beneficial Interest	DBS	NYSE Arca, Inc
Common Units of Beneficial Interest	DBB	NYSE Arca, Inc
Common Units of Beneficial Interest	DBA	NYSE Arca, Inc
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
□	Emerging growth company
□
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to section 13(a) of the Exchange Act.

Item 5.02                   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)
On March 27, 2020, Mr. Daniel Draper gave notice to the Invesco DB Multi-Sector Commodity Trust (the “Trust”) that he is resigning from all positions with Invesco Capital Management LLC and its affiliates, including his position as Chief Executive Officer of the Trust, Invesco DB Energy Fund, Invesco DB Oil Fund, Invesco DB Precious Metals Fund, Invesco DB Gold Fund, Invesco DB Base Metals Funds, Invesco DB Agriculture Fund and Invesco DB Silver Fund, effective June 14, 2020.  The Trust is currently considering Mr. Draper’s replacement.

SIGNATURES
             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Invesco DB Multi-Sector Commodity Trust

By:	Invesco Capital Management LLC, its Managing Owner

	By:	/s/ Daniel Draper*
		Name:	Daniel Draper
		Date:	April 2, 2020
		Title:	Principal Executive Officer

Invesco DB Energy Fund, a series of Invesco DB Multi-Sector Commodity  Trust

By:	Invesco Capital Management LLC, its Managing Owner

	By:	/s/ Daniel Draper*
		Name:	Daniel Draper
		Date:	April 2, 2020
		Title:	Principal Executive Officer

Invesco DB Oil Fund, a series of Invesco DB Multi-Sector Commodity  Trust

By:	Invesco Capital Management LLC, its Managing Owner

	By:	/s/ Daniel Draper*
		Name:	Daniel Draper
		Date:	April 2, 2020
		Title:	Principal Executive Officer

Invesco DB Precious Metals Fund, a series of Invesco DB Multi-Sector Commodity  Trust

By:	Invesco Capital Management LLC, its Managing Owner

	By:	/s/ Daniel Draper*
		Name:	Daniel Draper
		Date:	April 2, 2020
		Title:	Principal Executive Officer

Invesco DB Gold Fund, a series of Invesco DB Multi-Sector Commodity  Trust

By:	Invesco Capital Management LLC, its Managing Owner

	By:	/s/ Daniel Draper*
		Name:	Daniel Draper
		Date:	April 2, 2020
		Title:	Principal Executive Officer

Invesco DB Silver Fund, a series of Invesco DB Multi-Sector Commodity  Trust

By:	Invesco Capital Management LLC, its Managing Owner

	By:	/s/ Daniel Draper*
		Name:	Daniel Draper
		Date:	April 2, 2020
		Title:	Principal Executive Officer

Invesco DB Base Metals Fund, a series of Invesco DB Multi-Sector Commodity  Trust

By:	Invesco Capital Management LLC, its Managing Owner

	By:	/s/ Daniel Draper*
		Name:	Daniel Draper
		Date:	April 2, 2020
		Title:	Principal Executive Officer

Invesco DB Agriculture Fund, a series of Invesco DB Multi-Sector Commodity  Trust

By:	Invesco Capital Management LLC, its Managing Owner

	By:	/s/ Daniel Draper*
		Name:	Daniel Draper
		Date:	April 2, 2020
		Title:	Principal Executive Officer

*By: /s/	Adam Henkel
Attorney-in-Fact